Exhibit 10.1

LIMITED WAIVER AND AMENDMENT

LIMITED WAIVER AND AMENDMENT dated as of September 13, 2019 (this “Limited Waiver and Amendment”) to the Superpriority Senior Secured Priming Debtor-in-Possession Credit Agreement dated as of May 15, 2019, by and among Cloud Peak Energy Inc., a Delaware corporation and a debtor and debtor-in-possession under chapter 11 of the Bankruptcy Code (the “CPE”), the other Persons party hereto from time to time as a “Borrower”, the Persons party thereto from time to time as “Lenders”, and Ankura Trust Company, LLC, as administrative agent (in such capacity, including any sub-agent or any successor or assignee of any of the foregoing, the “Administrative Agent”) and as collateral agent (in such capacity, including any sub-agent or any successor or assignee of any of the foregoing, the “Collateral Agent”) (as amended, supplemented, restated or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”).

RECITALS:

WHEREAS, the parties hereto desire to amend the Existing Credit Agreement upon the terms and conditions set forth herein.

WHEREAS, an Event of Default has occurred and is continuing as a result of the non-compliance with the Approved Budget as required under Section 5.16 of the Existing Credit Agreement due to an Unpermitted Variance with respect to receipts for the week ending on September 6, 2019 (together with any failure to satisfy notice requirements with respect to such Event of Default, collectively the “Specified Default”) and the Borrowers have requested that the Required Lenders waive the Specified Default.

WHEREAS, the Lenders  party hereto collectively constitute the Required Lenders and the requisite Lenders to effectuate the amendments to the Existing Credit Agreement set forth herein and the waiver of the Specified Default.

1.                                      Defined Terms.  Capitalized terms used and not otherwise defined herein, including the recitals, have the meanings assigned to them in the Existing Credit Agreement, as amended hereby (the “Amended Credit Agreement”).

2.                                      Limited Waiver and Amendment.

(a)                                 Subject to the satisfaction of the conditions set forth in Section 4 and in reliance on the representations, warranties, covenants and agreements set forth in this Limited Waiver and Amendment, the Lenders party hereto which collectively constitute the Required Lenders hereby waive the Specified Default.  Except for the limited waiver set forth herein, nothing contained herein shall be deemed a consent to or waiver of any other Default or Event of Default or any action or inaction of any Borrower that requires consent of any Agent or Lender, constitutes a violation of any provision of the Existing Credit Agreement or any other Loan Document, or that has resulted or will result in a Default or an Event of Default under the Existing Credit Agreement or any other Loan Document.  Agents and Lenders shall not be obligated to grant any future consents, waivers or amendments with respect to the Existing Credit Agreement or any other Loan Document.  No failure or delay on the part of any Agent or Lenders to exercise any right or remedy under the Existing Credit Agreement, any other Loan Document or applicable law shall operate as a waiver thereof or give rise to any course of conduct defense, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and are hereby reserved.

(b)                                 Each party hereto agrees that, effective on the Amendment Effective Date, paragraph (g) of Section 5.15 of the Existing Credit Agreement shall be amended and restated as follows:

“(g)                            No later than September 20, 2019, the Bankruptcy Court shall have entered a 363 Sale Order, in form and substance reasonably satisfactory to the Required Lenders, with respect to an Acceptable 363 Sale in the Cases.”

3.                                            Representations and Warranties.  Each Borrower party hereto represents and warrants to the Agents and the Lenders, on and as of the Limited Waiver and Amendment Effective Date (after giving effect to this Limited Waiver and Amendment) that:

(a)                                 Each Borrower and each of the Subsidiaries (a) is a partnership, limited liability company or corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, formation or incorporation, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to own its assets and to carry on its business as now conducted, (c) is duly qualified and is licensed and, as applicable, in good standing, under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license and (d) subject, in the case of each Borrower that is a Debtor, to the terms of the DIP Orders, has the power and authority to execute, deliver and perform its obligations under this Limited Waiver and Amendment and to perform the transactions contemplated thereby.

(b)                                 Subject to the terms of the DIP Orders, the execution, delivery and performance by each Borrower and each of the Subsidiaries of this Limited Waiver and Amendment (a) have been duly authorized by all corporate, stockholder, limited liability company or partnership or other organizational action required to be obtained by such Borrower and such Subsidiaries and (b) (i) do not violate (A) any provision of law, statute, rule or regulation (including, without limitation, any Mining Law), or contravene the terms of any Organizational Document of any Borrower or any Subsidiary, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority (including, without limitation, any Mining Permit) or (C) any indenture, lease (including, without limitation, any Mining Lease), agreement or other instrument to which any such Borrower or any such Subsidiary is a party or by which any of them or any of their respective assets are or may be bound, except in respect of the Existing Indenture Documents, (ii) are not in conflict with, and do not result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under, any indenture, lease (including, without limitation, any Mining Lease), or other similar agreement or instrument, except in respect of the Existing Indenture Documents, or (iii) conflict with or result in any breach or contravention of, or the creation or imposition of any Lien (except for any Liens that arise under the Loan Documents) upon or with respect to any assets now owned or hereafter acquired by any Borrower or any such Subsidiary, or require any payment to be made under (A) any contractual obligation to which such Borrower or such Subsidiary is a party or affecting such Borrower or such Subsidiary or the properties of such Borrower, such Subsidiary or any of its or their Subsidiaries, except in respect of the Existing Indenture Documents or (B) any order, injunction, writ or decree of any governmental authority or any arbitral award to which such Borrower or such Subsidiary or its or their property is subject.

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(c)                                  Subject, in the case of each Borrower that is a Debtor, to the terms of the DIP Orders, this Limited Waiver and Amendment has been duly executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of such Borrower enforceable against each such Borrower in accordance with its terms, subject to (i) except in the case of each Borrower that is not a Debtor, the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

(d)                                 Subject to the terms of the DIP Orders, no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with this Limited Waiver and Amendment except for (a) such consents, authorizations, filings or other actions that (i) have been made or obtained and are in full force and effect, (ii) notices required under the Mining Permits and Environmental Permits regarding a change in control solely to the extent required for the exercise of remedies in respect of the Liens created hereunder, which will be given to the applicable Governmental Authority on or prior to the date by which such notices are due or (iii) are listed on Schedule 3.04 of the Existing Credit Agreement and (b)  such actions, consents and approvals the failure to be obtained or made which would not reasonably be expected to have a Material Adverse Effect.

4.                                      Conditions to Effectiveness.  The date on which the Administrative Agent shall have received counterparts to this Limited Waiver and Amendment executed by the Administrative Agent, the Collateral Agent, each Borrower and Lenders which collectively constitute the Required Lenders as of the date of this Limited Waiver and Amendment shall be referred to as the “Limited Waiver and Amendment Effective Date”.

5.                                      Ratification.  Subject to the limited waiver of the Specified Default and the amendment set forth in Section 2, the Existing Credit Agreement and each of the other Loan Documents remain in full force and effect and are hereby ratified and affirmed as of the Limited Waiver and Amendment Effective Date.  Each Borrower expressly confirms that, with effect from (and including) the Limited Waiver and Amendment Effective Date, the Security Documents shall apply and extend to the liabilities and obligations of each relevant Borrower under the Amended Credit Agreement and the other Loan Documents.

6.                                      Miscellaneous.  This Limited Waiver and Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any term or condition of the Existing Credit Agreement, any other Loan Documents or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agents or the other Secured Parties may now have or have in the future under or in connection with the Existing Credit Agreement, the other Loan Documents or any of the instruments or agreements referred to therein. Unless the context indicates otherwise, on and after the Amendment Effective Date, whenever the Existing Credit Agreement is referred to in the Amended Credit Agreement or other Loan Documents or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Amended Credit Agreement.  The Borrowers agree that their obligations set forth in Section 9.05 of the Amended Credit Agreement shall extend to the preparation, execution and delivery of this Limited Waiver and Amendment.  This Limited Waiver and Amendment is hereby deemed to be a Loan Document for purposes of each Loan Document.

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7.                                      Counterparts.  This Limited Waiver and Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 10.03 of the Existing Credit Agreement.  Delivery of an executed counterpart to this Limited Waiver and Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually signed original.

8.                                      Governing Law.  THIS LIMITED WAIVER AND AMENDMENT AND ALL ACTIONS ARISING UNDER THIS LIMITED WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

9.                                      Entire Agreement.  This Limited Waiver and Amendment constitutes the entire contract between the parties relative to the subject matter hereof.  Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by this Limited Waiver and Amendment. Nothing in this Limited Waiver and Amendment, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Limited Waiver and Amendment.  To the extent that any provision herein is inconsistent with any term of the DIP Orders, the DIP Orders shall control.

10.                               Severability.  In the event any one or more of the provisions contained in this Limited Waiver and Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

11.                               Waiver of Jury Trial; Jurisdiction.             The provisions of Sections 10.11 and 10.15 of the Existing Credit Agreement shall apply to this Limited Waiver and Amendment, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CLOUD PEAK ENERGY INC.,
CLOUD PEAK ENERGY RESOURCES LLC
CABALLO ROJO HOLDINGS LLC,
CORDERO MINING HOLDINGS LLC,
CLOUD PEAK ENERGY SERVICES COMPANY,
NERCO LLC,
CLOUD PEAK ENERGY FINANCE CORP.,
CABALLO ROJO LLC,
CORDERO MINING LLC,
NERCO COAL LLC,
CORDERO OIL AND GAS LLC,
CLOUD PEAK ENERGY LOGISTICS LLC,
BIG METAL COAL CO. LLC,
ANTELOPE COAL LLC,
KENNECOTT COAL SALES LLC,
PROSPECT LAND AND DEVELOPMENT LLC,
SPRING CREEK COAL LLC,
SEQUATCHIE VALLEY COAL CORPORATION,
CLOUD PEAK ENERGY LOGISTICS I LLC,
ARROWHEAD I LLC,
WESTERN MINERALS LLC,
RESOURCE DEVELOPMENT LLC,
NERCO COAL SALES LLC,
ARROWHEAD II LLC,
ARROWHEAD III LLC,
YOUNGS CREEK HOLDINGS I LLC, YOUNGS CREEK HOLDINGS II LLC, and YOUNGS CREEK MINING COMPANY, LLC, as Borrowers

By:	/s/ Bryan Pechersky
Name:	Bryan Pechersky
Title:	Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to Limited Waiver and Amendment]

ANKURA TRUST COMPANY, LLC, as Administrative Agent and Collateral Agent

By:	/s/ Michael J. Fey
Name:	Michael J. Fey
Title:	Managing Director

[Signature Page to Limited Waiver]

Arena Short Duration High Yield Fund, L.P., Series A, as Lender

By: ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

Arena Short Duration High Yield Fund, L.P., Series B, as Lender

By: ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

Arena Short Duration High Yield Fund, L.P., Series C, as Lender

By: ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

[Signature Page to Limited Waiver]

Arena Short Duration High Yield Fund, L.P., Series D, as Lender

By: ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

Arena VII, LLC, as Lender

By: ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

INKA for the account of beTurn,

By: ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

[Signature Page to Limited Waiver]

TDC, National Assurance Company

By: ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

The Doctor’s Company, an Interinsurance Exchange

By: ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

[Signature Page to Limited Waiver]

GRACE BROTHERS, LP, as Lender

By: BRO-GP, its General Partner

By:	/s/ Bradford T. Whitmore
Name:	Bradford T. Whitmore
Title:	Manager

[Signature Page to Limited Waiver]

TIAA Global Public Investments, LLC - Series Loan, as Lender

By: Teachers Advisors, LLC, its investment manager

By:	/s/ Ji Min Shin
Name:	Ji Min Shin
Title:	Senior Director

TIAA Global Public Investments, LLC — Series High Yield, as Lender

By: Teachers Advisors, LLC, its investment manager

By:	/s/ Ji Min Shin
Name:	Ji Min Shin
Title:	Senior Director

TIAA-CREF High Yield Fund, as Lender

By: Teachers Advisors, LLC, its investment manager

By:	/s/ Ji Min Shin
Name:	Ji Min Shin
Title:	Senior Director

TIAA-CREF Bond Plus Fund, as Lender

By: Teachers Advisors, LLC, its investment manager

By:	/s/ Ji Min Shin
Name:	Ji Min Shin
Title:	Senior Director

[Signature Page to Limited Waiver]

Teachers Insurance and Annuity Association of America, as Lender

By: Nuveen Alternatives Advisors LLC, its investment manager

By:	/s/ Ji Min Shin
Name:	Ji Min Shin
Title:	Senior Director

[Signature Page to Limited Waiver]

American Century U.S. High Yield Corporate Bond Collective Fund, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

Illinois State Board of Investment, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

American Century Investment Trust — High Income Fund, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

[Signature Page to Limited Waiver]

Nomura Bond & Loan Fund, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

Louisiana State Employees’ Retirement System, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

Stichting Pensioenfonds Hoogovens, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

[Signature Page to Limited Waiver]

Mars Associates Retirement Plan, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

Stichting Mars Pensioenfonds, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

Montgomery County Consolidated Retiree Health Benefits Trust, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

[Signature Page to Limited Waiver]

Montgomery County Employees’ Retirement System, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

Nomura US Attractive Yield Corporate Bond Fund Mother Fund, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

L-3 Communications Corporation Master Trust, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

[Signature Page to Limited Waiver]

Northern Multi-Manager High Yield Opportunity Fund, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

General Organization for Social Insurance, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

PensionDanmark Pensionforsikringsaktieselskab, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

[Signature Page to Limited Waiver]

PACE High Yield Investments, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

Government of Guam Retirement Fund, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

Ohio Public Employees Retirement System, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

[Signature Page to Limited Waiver]

Pinnacol Assurance, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

Nomura Funds Ireland plc — Global High Yield Bond Fund, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

Kapitalforeningen MP Invest High yield obligationer V, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

[Signature Page to Limited Waiver]

The State of Connecticut Acting Through Its treasurer, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

Blue Cross and Blue Shield Association National Retirement Trust, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

American Century Investment Trust - NT High Income Fund, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

[Signature Page to Limited Waiver]

Stichting Pensioenfonds TNO, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

Delta Master Trust, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

Commonwealth of Massachusetts Employees Deferred Compensation Plan, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

[Signature Page to Limited Waiver]

National Railroad Retirement Investment Trust, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

Delta Pilots Disability and Survivorship Trust, as Lender

By: Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

[Signature Page to Limited Waiver]

WEXFORD CATALYST INVESTORS LLC

By:	/s/ George C. Landrove Jr.
Name:	George C. Landrove Jr.
Title:	Vice President and Treasurer

WEXFORD SPECTRUM INVESTORS LLC

By:	/s/ George C. Landrove Jr.
Name:	George C. Landrove Jr.
Title:	Vice President and Treasurer

DEBELLO INVESTORS LLC

By:	/s/ George C. Landrove Jr.
Name:	George C. Landrove Jr.
Title:	Vice President and Treasurer

[Signature Page to Limited Waiver]

WOLVERINE FLAGSHIP FUND TRADING LIMITED, as Lender

By: Wolverine Asset Management, LLC, its investment manager

By:	/s/ Niraj Patel
Name:	Niraj Patel
Title:	Chief Legal Officer

[Signature Page to Limited Waiver]